Exhibit 99.2 Accelerating Valley’s National Digital Banking Franchise Acquisition of Bluevine Inc. September 28, 2026

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS The foregoing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are not historical facts and include expressions about management’s confidence and strategies and management’s expectations about our business, new and existing programs and products, acquisitions, relationships, opportunities, taxation, technology, market conditions and economic expectations. These statements may be identified by forward-looking terminology such as “intend,” “should,” “expect,” “believe,” “position,” “view,” “opportunity,” “allow,” “continues,” “reflects,” “would,” “could,” “typically,” “usually,” “anticipate,” “may,” “estimate,” “outlook,” “project” or similar statements or variations of such terms. Such forward-looking statements involve certain risks and uncertainties. Actual results may differ materially from such forward-looking statements. A detailed discussion of factors that could affect our results is included in our SEC filings, including Item 1A. “Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2025. We undertake no duty to update any forward-looking statement to conform the statement to actual results or changes in our expectations, except as required by law. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. 2

Strategically Compelling Acquisition of Bluevine

The Acquisition of Bluevine Enhances Our Funding Capabilities, Adds a Proven Nationwide Deposit Growth Platform and Accelerates Our Technology and AI Initiatives

Accelerates Valley's Long-Term Strategic Growth Imperatives

- ✓**Grow Core Deposits:** $2.1bn of active core deposits[1] at a 1.44% cost, 84bps below Valley's 2.28% deposit cost
- ✓**Proven Customer Acquisition:** 175k active small businesses with significant account growth momentum and cross-sell upside
- ✓**Accelerate AI Strategy:** Experienced AI talent and capabilities to advance Valley's digital and modernization efforts

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Bluevine Is a Purpose-Built, Fully Digital Deposit Engine

- ✓**Core-funded:** Customer deposit relationships are gathered nationally through digital channels
- ✓**Proprietary technology stack:** Data, API and decisioning layer unifying third-party core and payment rails into one platform
- ✓**AI-native:** Majority of new code is AI-generated and ~80% of customer inbound inquiries are AI-contained

Bluevine Positions Valley to Compete in the Future State of Digital Banking

- ✓**Nationwide digital growth engine:** Nationwide digital growth platform represents Valley's newest specialized deposit vertical
- ✓**Positioned to win:** Established bank footprint + industry-leading technology and user interface positions Valley to win in the deep and fragmented small business banking segment
- ✓**Talent and capability:** ~180 founder-led R&D professionals align with our tech-forward culture and build on our evolving AI efforts

Efficient Use of Capital With Attractive Long-Term Financial Returns

- ✓**Capital position:** 10.3%+ pro forma CET1 at close[2]; ~11.0% as adjusted for Basel III endgame as proposed
- ✓**Returns:** 8%+ 2028E EPS accretion, ~5% TBV dilution at close, ~3-year TBV earn-back, and +150-200bps ROATCE benefit
- ✓**Execution:** Integration risk moderated by relative size, retained leadership, and Valley's acquisition track record

Source: Company documents, Bluevine company unaudited financial disclosures as of June 30, 2026 provided to Valley.
Note: Figures are illustrative and remain subject to confirmatory diligence, final purchase accounting and definitive documentation.
1. Valley anticipates onboarding all existing deposits originated by Bluevine following the termination of Bluevine's current partner banking relationship within 3-6 months of acquisition close, subject to certain transition provisions.
2. Estimated common equity tier 1 capital is inclusive of Valley's proposed acquisition of Providence Financial Corporation announced on August 25, 2026.

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bluevine A Leading SMB FinTech Banking Platform

$2.1bn	175k	$169mm	52k
Active Deposits [1]	Active SMB Customers	Run-Rate Revenue [2]	LTM Account Growth

Company Overview

- Founded in 2013 and headquartered in Jersey City, NJ
- Provides an integrated suite of banking, payments, lending and financial-management solutions
- In-house technology and credit risk stack built over a decade for automated underwriting, real-time onboarding and fraud controls

Nationally Recognized

Best nerdwallet
Online Business Checking Account Overall (2026)

Best Money
Overall Small Business Bank (2026)

Best CNBC
Best SMB Checking Account (2025)

Best
Banking Platform for SMBs (2023)

Platform-Generated Deposit Growth [1]



35% CAGR
$1.0
$1.3
$1.8
$2.1
2023
2024
2025
2026Q2

Integrated Product Ecosystem

- Business Checking
- Invoicing & Payments
- Bill Pay & AP
- International Payments
- Flex Line of Credit
- SBA / Term Lending

Source: Bluevine company unaudited financial disclosures provided to Valley as of June 30, 2026 or the annual periods as labeled above.

1. Valley anticipates onboarding all existing deposits originated by Bluevine following the termination of Bluevine's current partner banking relationship within 3-6 months of acquisition close, subject to certain transition provisions.
2. Run-Rate revenue annualized for 1H'26.

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Advancing Traditional Banking in a Digital Age

The Bluevine acquisition keeps Valley ahead of the curve as bank + fintech convergence accelerates

What the Fintech Disruptors Enable

Unlock New Deposit Channels: Low-cost deposits gathered digitally, with better rates and no fees

Distribution: Digital channels broaden reach beyond a physical footprint augmenting the branch network

Customer Acquisition: Mobile-first acquisition at a fraction of the cost to acquire and continuously serve customers

Integrated Technologies: Combines banking, payments, treasury and business tools on one digital platform

Valley + bluevine

Digital customer acquisition: 175k small businesses acquired nationally, with no physical branches

Owned technology: Proprietary data, API and risk-engine layer built in-house over third-party core and payment rails

AI-native: Majority of new code is AI-generated with ~80% of inbound inquiries AI-contained

Talent Acquisition: Adds ~180 R&D professionals and a founder-led team providing enhanced capabilities to accelerate Valley's AI roadmap

Selected Fintech Disruptors: chime MERCURY nu Revolut Upstart

Source: Bluevine company unaudited financial disclosures as of June 30, 2026 provided to Valley.

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Digital Banking Channel Expands Valley's National Reach

Valley's Existing Branch Network


CA
3
AZ
IL
12
IN
3
NY 41
PA
NJ 127
AL
16
FL 42
VLY retail banking branches
VLY commercial banking offices
Providence Financial
Bluevine digital reach

Bluevine's Nationwide Digital Reach

175k
Active digital SMB customers

$2.1bn
Core deposits on platform

1.44%
Cost of deposits (2Q26)

~$220
Customer acquisition cost

~40%
YoY deposit growth

Source: Company documents, Bluevine company unaudited financial disclosures as of June 30, 2026 provided to Valley.
Note: Branch map includes recently announced Providence Financial Corporation acquisition branches with transaction closing expected in early 2027.

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Adds Established AI Development Capabilities

Valley + bluevine

AI-Powered Operations

- Engineering & back office
- Customer support & collections
- Forward-looking customer-focused AI

Native Financial Operating System

- Centralized decision making
- Expansion of payments services and management
- Unlocking the broader OS through integrated software

AI-Infused Risk Management

- Data infrastructure creates a robust analytics platform
- ML / DL / LLM models to enhance risk capabilities
- Decisioning & analytics optimized for LTV and margin

bluevine AI-stack

~180	90%+	~80%
R&D professionals	of new code AI-generated	of inbound inquiries AI-contained

Source: Company documents, Bluevine company unaudited financial disclosures as of June 30, 2026 provided to Valley.

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Deepens Valley's Specialty Deposit Mix Acquisition Significantly Enhances Core Deposit Growth Capabilities Specialty Deposit Mix Number of Accounts 99K 109K 144K 175K 663K 677K 687K 688K Healthcare & Other $2.0bn Digital SMB $2.1 Private Banking $48.8 $1.8 $46.8 $43.0 $41.6 $1.3 & Wealth $1.0 $2.1bn $1.7bn 2023 2024 2025 2026Q2 2023 2024 2025 2026Q2 Valley's Specialty 1 Deposit Verticals Cost of Total Deposits ~$15bn Pro Forma 6.0% Association Technology Banking 5.0% $2.4bn $1.5bn 4.0% 3.75% 3.0% International National Deposits, 2.28% 2.0% Corporate 1.49% Cannabis & Online 1.44% 1.0% $1.2bn $4.2bn 0.0% 2022Q2 2023Q2 2024Q2 2025Q2 2026Q2 Valley Providence Fed Funds (Upper Bound) Bluevine Source: Company documents, Bluevine company unaudited financial disclosures as of June 30, 2026 provided to Valley, S&P Capital IQ financial data as of June 30, 2026. Note: Core deposit figures in $bn. 1. Valley anticipates onboarding all existing deposits originated by Bluevine following the termination of Bluevine’s current partner banking relationship within 3-6 months of acquisition close, subject to certain transition provisions. 8

Boosts Valley’s Core Deposit Franchise Pro Forma Deposit Franchise $54.1bn $1.3bn $2.1bn $57.5bn 9% Indirect Customer 10% 65% 66% Traditional Deposits 100% 100% Specialized Deposits 26% 24% 2028 Target Loans / Core 107% 81% 6% 103% 100% Deposits Loans / 97% 81% 6% 93% 90% Deposits Cost of 2.28% 1.49% 1.44% 2.23% Deposits Source: Bluevine company unaudited financial disclosures as of June 30, 2026 provided to Valley, S&P Capital IQ as of June 30, 2026. Note: Financial data as of June 30, 2026. Assumptions reflect the transaction model and remain subject to confirmatory diligence, final purchase accounting and definitive documentation; Information shown pro forma for the onboarding of all existing deposits originated by Bluevine following the termination of Bluevine’s current partner banking relationship within 3-6 months of acquisition close, subject to certain transition provisions. 9

Scaled SMB Platform Drives Scalable Loan Origination

Bluevine's Lending Platform

Fast and Easy Application

- Multi-provider financing, single point of access
- One loan application, 10-minute decisions
- Financing tailored to small business needs

6 – 12 Months
Loan Term

~$34K
Average Loan Size

729
Average FICO Score

23%
Average Net Yield After Losses

- ☑ Focus lending on opportunity to drive additional deposits
- ☑ Provides access to deep pool of potential small-ticket lending clients
- ☑ Established forward flow capabilities

Total Addressable Market

23M+
Independent Business Owners[2]

6.1M
SMBs[1]

$285bn+
TAM[3]

Source: Bluevine company unaudited financial disclosures as of June 30, 2026 provided to Valley.
1. SMBs defined as US businesses with between 1 and 499 employees.
2. Number of independent business owners with revenue greater than $5,000.
3. Total market opportunity reflects $135bn from current offerings and $150bn+ of incremental opportunity from future product expansion.

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Financial Impact Overview

Key Terms & Insights

- **Pro Forma Ownership:** Valley 99% / Bluevine 1%
- **Closing Date:** Expected in early 1Q 2027
- **Approvals:** Transaction does not require bank regulatory approval or Valley shareholder approval; subject to HSR approval
- **Leadership & Talent Retention**: Eyal Lifshitz, Co-Founder and CEO of Bluevine, and Nir Klar, Co-Founder and CTO of Bluevine will remain with Valley supporting key talent retention

$340MM Deal Value	**75% / 25%** Cash / Stock
8%+ 2028E EPS Accretion	**~5%** TBV Dilution
~3 Years TBV Earnback	**10.3%+** [1] CET1 at close

Key Assumptions

- **Cost Savings:** $50mm run-rate pre-tax cost savings, based on 10% of combined company's small business-related expenses, including tech, marketing and shared services; 50% phase-in for 2027, 100% thereafter
- **Restructuring Charge:** 1.5x cost savings, 60% taken at close and the remainder over three years
- **Deposit Migration:** Deposit program with third-party banking partner is expected to be terminated at closing with related deposits transitioning to Valley Bank within 180 days; transitioned deposits are expected to replace certain brokered deposits resulting in pro forma loans to non-brokered ratio of ~103%
- **Durbin Amendment impact**: ~$20mm annual pre-tax dis-synergy based on Bluevine interchange generation[2]
- **Loan Credit Mark:** 15% of loans, or equal to 1.1x current reserves; no CECL "double-count"
- **Intangibles**: Creation of ~$30mm non-goodwill intangibles related to Bluevine's brand and technology
- **Goodwill:** Creation of ~$265mm goodwill
- **Other Assets**: Estimated other purchase accounting adjustments resulting in additional net assets of $50mm

Source: Company documents.
1. Estimated common equity tier 1 capital is inclusive of Valley's proposed acquisition of Providence Financial Corporation announced on August 25, 2026 and excludes potential ~70bp benefit from Basel III Endgame.
2. Represents 50% reduction in Durbin-related income. Pro Forma earnings adjusted to include full impact of Durbin Amendment on interchange income.

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Primary Integration Priorities

1

Deposit Migration

Transition deposits from partner bank to Valley, unlocking the initial funding benefit

1H27

2

Customer Continuity & Growth Momentum

Uninterrupted Day 1 account and product access; sustain organic deposit growth

Ongoing

3

Cost Synergies

Capture synergies without slowing deposit migration

2027–2028

Further Opportunities for Strategic Transformation

Small Business Growth
Extract strategic value of aligning a digital-first customer acquisition with Valley's physical delivery network and regulatory credibility

Cross-Sell
Open Valley branch network to Bluevine customers and selectively introduce treasury management, wealth and insurance products

Technology & Product Delivery
Modernize Valley's broader infrastructure and UX to better control our technology destiny and reduce third-party reliance

Risk Operations
Integrate best-in-class risk, compliance, and credit framework across the combined platform to enhance efficiencies

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Summary Observations Accelerate Valley's Strategic Focus on SMB Growth to Build a High-Quality Funding Engine ✓ Acquires Production-Grade AI Capabilities and Engineering Talent to Further Evolve Valley’s Technology Strategy ✓ Opportunity to Penetrate New SMB Relationships with Treasury Management and Ancillary Products ✓ Further Diversifies Funding Base and Accelerates the Path to a ~90% Loan / Deposit Ratio ✓ Deploys a Portion of Basel III Capital Relief to Enhance Funding and Accelerate Profitability Improvement ✓ Disciplined Pricing and Attractive Financial Returns – ~8% 2028E EPS Accretion With a ~3-Year TBV earn-back ✓ Integration Risk Moderated by Relative Size, Retained Leadership, and Valley’s Acquisition Track Record ✓ 13

APPENDIX 14

Comprehensive Due Diligence Process

Detailed due diligence performed by an extensive combination of Valley professionals and third-party advisors

- Key focus areas included:

✓ Finance and Accounting	✓ Technology & Platform Architecture	✓ Deposit & Loan Operations	✓ Cybersecurity & Data Privacy	✓ External Audit	✓ Risk Management & Compliance
✓ Asset & Lending Quality	✓ AI & Automation	✓ Core Integration	✓ Reporting	✓ Legal & Tax	✓ Human Resources

- **Technology & Platform Architecture:** Reviewed Bluevine's cloud-native, AWS-hosted production environment spanning multiple availability zones, built on a microservices architecture of 100+ modular services interconnected through APIs
- **AI & Automation:** Evaluated AI model development, deployment and governance across underwriting, fraud and customer service, including model explainability for compliance
- **Deposit & Loan Operations:** Diligence of deposit gathering, funding and account operations alongside loan origination, servicing and collections processes across on- and off-balance sheet channels
- **Core Integration & Resiliency:** Reviewed integration paths to Valley's core, third-party dependencies and shared services, and business continuity and disaster recovery posture

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For More Information ▪ Go to our website: www.valley.com ▪ Email requests to: ajianette@valley.com ▪ Call Andrew Jianette in Investor Relations at: (551) 288-3182 ▪ Go to our website above or www.sec.gov to obtain free copies of documents filed by Valley with the SEC © 2026 Valley Bank. All rights reserved. Please see www.valley.com for further details.